Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The reconciliation of the expected provision for income tax recovery/expense to the actual provision for income tax recovery/expense reported in the Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2015, 2014, and 2013 is as follows.

	2015 $	2014 $	2013 $
Earnings (loss) before income taxes	(18,790)	(22,311)	(4,837)
Expected income tax expense (recovery) at Canadian statutory income tax rate of 26.51% (2014-26.51%)	(4,980)	(5,915)	(1,282)
Permanent differences	1,333	1,203	435
Share issuance costs	(3,734)	—	—
Effect of change in tax rates	—	—	(163)
Utilization of tax credits	—	—	(93)
Other	(8)	(43)	—
Foreign rate differential	(44)	(3)	(2)
Increase (decrease) in valuation allowance	7,433	4,758	1,105
Provision for income tax (recovery) expense	—	—	—

During the years ended December 31, 2015, 2014, and 2013, the loss before income taxes includes foreign income (loss) of $234, $14, and ($14), respectively.
The significant components of the Company’s deferred income tax assets and liabilities as of December 31, 2015 and 2014 are as follows.

	2015 $	2014 $
Deferred tax assets
Temporary differences on capital and intangible assets	415	606
Tax loss carryforwards	3,799	3,415
SR&ED expenditure carryforwards	1,687	974
Share issue costs	3,345	39
Investment tax credits	1,253	497
Lease accruals and other provisions	4,316	1,664
Total deferred tax assets	14,815	7,195
Valuation allowance	(14,011)	(6,578)
	804	617
Deferred tax liabilities
Capitalized software development costs	(804)	(380)
Investment tax credits used or refunded	—	(237)
Total deferred tax liabilities	(804)	(617)
Net deferred tax asset	—	—

The Company has determined that it is not more likely than not that it will realize any of its deferred tax assets, and therefore a full valuation allowance has been established against the total deferred tax assets.
The Company does not have any unrecognized tax benefits.
The Company's accounting policy is to recognize interest and penalties related to uncertain tax positions as a component of income tax expense. In the years ended December 31, 2015, 2014, and 2013, there was no interest or penalties related to uncertain tax positions.

The Company and its Canadian subsidiaries file federal and provincial income tax returns in Canada. The Company and its U.S. subsidiaries file federal and state income tax returns in the U.S. and its other foreign subsidiaries file income tax returns in their respective foreign jurisdictions. The Company remains subject to audit by the relevant tax authorities for the years ended 2010 through 2015.

The Company estimates SR&ED expenditures and claims investment tax credits for income tax purposes based on management’s interpretation of the applicable legislation in the Income Tax Act (“the Act”) and related provincial legislation. These claims are subject to audit by the tax authorities. In the opinion of management, the treatment of research and development expenditures for income tax purposes is appropriate. Any difference between recorded refundable tax credits and amounts ultimately received is recorded when the amount becomes known. As of December 31, 2015 and 2014, the Company had unused non-capital tax losses of approximately $14,264 and $13,475 respectively, a SR&ED expenditure pool totaling $6,364 and $3,673 respectively, and investment tax credits of $1,486 and $532 respectively, that are due to expire as follows.

	SR&ED Expenditures $	Investment Tax Credits $	Non-Capital Losses $
2031	—	45	—
2032	—	117	13
2033	—	232	11,235
2034	—	197	825
2035	—	895	2,191
Indefinite	6,364	—	—
	6,364	1,486	14,264